Exhibit 10.5

INDEPENDENT DIRECTOR INDEMNIFICATION AGREEMENT

This Independent Director Indemnification Agreement, dated as of             , 2008 (this “Agreement”), is made by and between Xerium Technologies, Inc., a Delaware corporation (the “Company”), and                      (“Indemnitee”).

RECITALS

WHEREAS, Indemnitee is an independent director of the Company;

WHEREAS, the Company and Indemnitee are each aware of the exposure to litigation of directors of the Company when exercising their duties to the Company;

WHEREAS, Article VIII of the Company’s Amended and Restated Certificate of Incorporation provides for indemnification of directors; and

WHEREAS, in recognition of the need to provide Indemnitee with substantial protection against personal liability, in order to enhance Indemnitee’s reliance on the aforesaid provisions of the Amended and Restated Certificate of Incorporation, and in order to provide such protection pursuant to express contract rights (intended to be enforceable irrespective of, among other things, any amendment to the Company’s Amended and Restated Certificate of Incorporation or Bylaws, any change in the composition of the Board or any change-in-control or business combination transaction relating to the Company), the Company wishes to provide in this Agreement for indemnification and the advancement of expenses to Indemnitee as set forth in this Agreement and for the continued coverage of Indemnitee under an insurance policy or policies providing directors’ and officers’ liability insurance (“D&O Insurance”), maintained by the Company.

AGREEMENT

Now, therefore, in consideration of the foregoing premises and the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Indemnification Obligation. The Company will indemnify and hold harmless and advance expenses to Indemnitee in respect of acts or omissions occurring prior to such time Indemnitee ceases to be a director of the Company (the “Departure Date”) to the extent provided under the Company’s Amended and Restated Certificate of Incorporation in effect on the date hereof.

2. Insurance.

(a) Subject to Section 4 below, for six years after the Departure Date of Indemnitee, the Company will provide D&O Insurance in respect of acts or omissions occurring prior to the Departure Date covering Indemnitee on terms with respect to coverage and amount no less favorable than those of such policy in effect on the Departure Date.

(b) In no event shall this Agreement provide (by operation of law or otherwise) any insurance company any right to subrogation to Indemnitee’s rights hereunder. In no event shall any insurance company acquire (by subrogation, assignment or otherwise) any right to pursue Indemnitee’s rights hereunder. As between the Company and the insurance company, the obligation of the Company to indemnify Indemnitee under this Agreement shall be secondary to any applicable D&O Insurance (whether maintained by the Company or otherwise) and all such D&O Insurance shall be primary to the Company’s obligations hereunder, subject to any applicable deductible.

3. Confidentiality. Indemnitee hereby acknowledges that, following the Departure Date, Indemnitee will have continuing obligations to preserve the confidentiality of all confidential information obtained by Indemnitee in connection with Indemnitee’s service as a director of the Company, and Indemnitee hereby agrees to uphold such obligations.

4. Release. The Company’s obligation to provide the insurance set forth in Section 2(a) above shall be conditioned on Indemnitee executing a release in the form attached hereto as Exhibit A on the Departure Date.

5. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the related rights of recovery of Indemnitee against any other persons or entities. Indemnitee, as a condition of receiving indemnification from the Company, shall execute all documents and do all things that the Company may deem necessary or desirable to perfect such right of recovery, including the execution of such documents necessary to enable the Company effectively to enforce any such recovery.

6. Successors and Binding Agreement:

(a) In the event the Company or any of its successors or assigns (i) consolidates with or merges into any other person or entity and is not the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any person or entity, then and in either case, proper provisions shall be made such that the successors and assigns of the Company will assume the obligations of the Company set forth in this Agreement and this Agreement shall be enforceable against such successors and assigns of the Company.

(b) This Agreement shall inure to the benefit of and be enforceable by Indemnitee’s personal or legal representatives, executors, administrators, heirs, distributees, legatees and other successors.

(c) This Agreement is personal in nature and neither of the parties hereto may, without the written consent of the other, assign or delegate this Agreement or any rights or obligations hereunder except as expressly provided in Sections 6(a) and 6(b). Without limiting the generality or effect of the foregoing, Indemnitee’s right to receive payments hereunder shall not be assignable, whether by pledge, creation of a security interest or otherwise, other than by a transfer by Indemnitee’s will or by the laws of descent and distribution, and, in the event of any attempted assignment or transfer contrary to this Section 6(c), the Company shall have no liability to pay any amount so attempted to be assigned or transferred.

7. Non-Exclusivity. This Agreement will be in addition to and will not limit the rights of Indemnitee under any other contract, insurance, any resolution of the Company’s shareholders or Board of Directors or committee thereof, any provisions of the Company’s Amended and Restated Certificate of Incorporation or By-Laws, or any statute or rule of law providing for indemnification or advancement of expenses, now or hereafter in effect.

8. Miscellaneous:

(a) Governing Law. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware.

(b) Validity. If any provision of this Agreement or the application of any provision hereof to any person or circumstance is held invalid, unenforceable or otherwise illegal, the remainder of this Agreement and the application of such provision to any other person or circumstance shall not be affected, and the provision so held to be invalid, unenforceable or otherwise illegal shall be reformed to the extent, and only to the extent, necessary to make it enforceable, valid or legal. In the event that any court or other adjudicative body shall decline to reform any provision of this Agreement held to be invalid, unenforceable or otherwise illegal as contemplated by the immediately preceding sentence, the parties hereto shall take all such action as may be necessary or appropriate to replace the provision so held to be invalid, unenforceable or otherwise illegal with one or more alternative provisions that effectuate the purpose and intent of the original provisions of this Agreement as fully as possible without being invalid, unenforceable or otherwise illegal.

(c) Amendment. This Agreement may not be modified or amended except by a written instrument executed by or on behalf of Indemnitee and the Company.

(d) Waiver. The observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a writing signed by the party against which such waiver is to be asserted, and no waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

(e) Entire Agreement. No agreements or representations, oral or otherwise, expressed or implied, with respect to the subject matter hereof have been made by either party that are not set forth expressly in this Agreement.

(f) Headings. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

(g) Certain Interpretive Matters. Unless the context of this Agreement otherwise requires, (i) “it” or “its” or words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms “hereof,” “herein,” “hereby” and derivative or similar words refer to this entire Agreement; (iv) the term “Section” refers to the specified Section of this Agreement; (v) the terms “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation” (whether or not so expressed); and (vi) the word “or” is disjunctive but not exclusive. No provision of this Agreement will be interpreted in favor of, or against, either of the parties hereto by reason of the extent to which any such party or its counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft hereof or thereof.

(h) Counterparts. This Agreement may be executed in one or more counterparts, and delivered by facsimile or other means of electronic transmission, each of which shall be deemed to be an original but all of which together shall constitute one and the same agreement.

[Signature Page to Follow]

IN WITNESS WHEREOF, Indemnitee has executed and the Company has caused its duly authorized representative to execute this Agreement as of the date first above written.

Xerium Technologies, Inc.

By:
Name:
Title:

INDEMNITEE

Name:

Exhibit A

Form of Release

This Release, dated as of             , 2008 (this “Release”), is made by the undersigned in favor of Xerium Technologies, Inc., a Delaware corporation (the “Company”).

In consideration of the Company’s agreement to provide the undersigned D&O Insurance pursuant to Section 2(a) of that certain Indemnification Agreement dated as of             , 2008, between the undersigned and the Company (the “Indemnification Agreement”), the undersigned hereby releases and forever discharges the Company, all of the Company’s affiliates, and their respective directors, officers, employees, representatives, agents, successors and assigns (the “Released Parties”) from any and all claims, demands, debts, damages, injuries, actions, or rights of action of any nature whatsoever, whether known or unknown (collectively, “Claims”), that the undersigned had, now has or may have against the Released Parties on account of, or arising out of, any matter relating to the undersigned’s service as a director of the Company from the date on which the undersigned first served on the Company’s board of directors to and including the date of this Release, except for Claims arising from the undersigned’s rights under the Company’s Amended and Restated Certificate of Incorporation or By-Laws, any statute or rule of law providing for indemnification or advancement of expenses to directors, now or hereafter in effect, or the Indemnification Agreement.

Name:

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